© Wejo Ltd. Investor Presentation January 2023 1

© Wejo Ltd. Disclaimer (1/2) Disclaimer This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between TKB Critical Technologies 1 (“TKB”) and Wejo Group Limited (“Wejo” or the “Company”) and related transactions (the “Potential Business Combination”), and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Forward-Looking Information This Presentation (and oral statements regarding the subjects of this Presentation) contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Presentation are forward-looking statements. Forward-looking statements with respect to TKB, Wejo and the Potential Business Combination, include statements regarding the anticipated benefits of the Potential Business Combination, the anticipated timing of the Potential Business Combination, the products and services offered by Wejo and the markets in which it operates (including future market opportunities), Wejo’s projected future results, future financial condition and performance and expected financial impacts of the Potential Business Combination (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Potential Business Combination and the level of redemptions of TKB’s public shareholders, and Wejo’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “opportunity,” “plan,” “potential,” “project,” “representative of,” “scales,” “should,” “strategy,” “valuation,” “will,” “will be,” “will continue,” “will likely result,” “would,” and similar expressions (or the negative versions of such words or expressions). Forward-looking statements are based on current assumptions, estimates, expectations, and projections of the management of TKB and Wejo and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the Potential Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of TKB’s and Wejo’s securities, (ii) the risk that the Potential Business Combination may not be completed by TKB’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TKB, (iii) the failure to satisfy the conditions to the consummation of the Potential Business Combination, including the approval of the Potential Business Combination by the shareholders of TKB and Wejo, the satisfaction of the minimum trust account amount following any redemptions by TKB’s public shareholders (if applicable), the failure by Wejo to obtain the additional financing required to complete the Potential Business Combination, and the receipt of certain governmental and other third-party approvals (or that such approvals result in the imposition of conditions that could reduce the anticipated benefits from the Potential Business Combination or cause the parties to abandon the Potential Business Combination), (iv) the lack of a fairness opinion from Wejo in determining whether or not to pursue the Potential Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreements relating to the Potential Business Combination, (vi) the effect of the announcement or pendency of the Potential Business Combination on Wejo’s business relationships, operating results, performance and business generally, (vii) risks that the Potential Business Combination disrupts current plans and operations of Wejo and the disruption of management's attention due to the Potential Business Combination, (viii) the outcome of any legal proceedings that may be instituted against TKB or Wejo related to the Potential Business Combination, (ix) the ability to maintain the listing of the securities of the surviving entity resulting from the Potential Business Combination on a national securities exchange, (x) changes in the combined capital structure of TKB and Wejo following the Potential Business Combination, (xi) changes in the competitive industries and markets in which Wejo operates or plans to operate, (xii) changes in laws and regulations affecting Wejo’s business, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the Potential Business Combination, and identify and realize additional opportunities, (xiv) risks related to the uncertainty of Wejo’s projected financial information, (xv) risks related to Wejo’s rollout of its business and the timing of expected business milestones, (xvi) risks related to Wejo’s potential inability to achieve or maintain profitability and generate cash, (xvii) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, inflation, supply chain constraints, and other macroeconomic factors and their impact on Wejo, its business and markets in which it operates, (xviii) the ability of Wejo to maintain relationships with customers, suppliers and others with whom Wejo does business, (xix) the potential inability of Wejo to manage growth effectively, (xx) the enforceability of Wejo’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, (xxi) costs or unexpected liabilities related to the Potential Business Combination and the failure to realize anticipated benefits of the Potential Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions, (xxii) changes to the proposed structure of the Potential Business Combination that may be required or are appropriate as a result of applicable laws or regulations, (xxiii) the ability to recruit, train and retain qualified personnel, and (xxiv) the ability of the surviving entity resulting from the Potential Business Combination to issue equity or obtain financing. The foregoing list of factors that may affect the business, financial condition or operating results of TKB and/or Wejo is not exhaustive. Additional factors are set forth in their respective filings with the U.S. Securities and Exchange Commission (the “SEC”), and further information concerning TKB and Wejo may emerge from time to time. In particular, you should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of (a) TKB’s (i) prospectus filed with the SEC on October 28, 2021, (ii) Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 14, 2022, (iii) Forms 10-Q filed with the SEC on May 13, 2022, August 12, 2022 and November 12, 2022, (b) Wejo’s (i) Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 31, 2022 (as amended on April 11, 2022), (iii) Forms 10-Q filed with the SEC on May 16, 2022, August 15, 2022 and November 21, 2022, and (c) other documents filed or to be filed by TKB and/or Wejo with the SEC (including a registration statement on Form S-4 to be filed in connection with the Potential Business Combination). There may be additional risks that neither TKB nor Wejo presently know or that TKB and Wejo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Readers are urged to consider these factors carefully in evaluating these forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements. TKB and Wejo expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law, whether as a result of new information, future events, or otherwise. Neither TKB nor Wejo gives any assurance that either TKB, Wejo or the combined company will achieve its expectations. Financial Information; Non-GAAP Measures Neither the independent auditor of TKB or Wejo has examined or compiled the financial information and data contained this Presentation, accordingly, no such independent auditor provides any assurance with respect to any financial information included herein. Such information and data may not be included in, may be adjusted in, or may be presented differently in, any registration statement, prospectus, proxy statement or other report or document to be filed or furnished by TKB or Wejo, or any other report or document to be filed by the combined company following completion of the Potential Business Combination, with the SEC. In addition, this Presentation includes “pro forma” financial data. Any “pro forma” financial data included in this Presentation has not been prepared in accordance with Article 11 of Regulation S-X of the SEC, is presented for informational purposes only and may differ materially from the Regulation S-X compliant pro forma financial data of Wejo or the combined company to be included any filings with the SEC. This Presentation includes certain financial measures of Wejo not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA. Non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Wejo’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Wejo’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Wejo believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Wejo’s financial condition and results of operations. Wejo believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Wejo’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to the appendix found at the end of this Presentation for a reconciliation of these measures to what Wejo believes are the most directly comparable measure evaluated in accordance with GAAP, if applicable.

© Wejo Ltd. Use of Projections The financial and operating forecasts and projections of Wejo contained in this Presentation represent certain estimates of Wejo as of the date thereof. Wejo’s independent public accountants have not examined, reviewed or compiled the forecasts or projections and, accordingly, do not express an opinion or other form of assurance with respect thereto. These projections should not be relied upon as being indicative of future results. Furthermore, none of Wejo or its management team can give any assurance that the forecasts or projections contained herein accurately represents Wejo’s future operations or financial condition. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Wejo or that actual results will not differ materially from those presented in these materials. Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the projections may vary and may vary materially from the projected results. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or will be achieved. In particular, this Presentation includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Wejo is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included with respect to such projections. For the same reasons, Wejo is unable to address the probable significance of the unavailable information, which could be material to future results. No Representation or Warranty This Presentation is provided for informational purposes only and does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of TKB, Wejo, or the Potential Business Combination or otherwise make an investment decision with respect to the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of TKB, Wejo, and the Potential Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. The recipient acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to updating, completion, revision, verification and further amendment, and any such update, supplement, revision, verification or amendment may be material. TKB and Wejo disclaim any duty to update the information contained in this Presentation. None of TKB, Wejo or their respective affiliates has authorized anyone to provide interested parties with additional or different information. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with TKB, Wejo or their respective representatives, as investment, legal or tax advice. No Offer or Solicitation This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended, or exemptions therefrom. NONE OF THE SEC NOR ANY OTHER SECURITIES COMMISSION OR SIMILAR REGULATORY AGENCY OF ANY OTHER U.S. OR NON-U.S. JURISDICTION HAS REVIEWED, EVALUATED, APPROVED, DISAPPROVED, PASSED UPON OR ENDORSED THE MERITS OF, THE POTENTIAL BUSINESS COMBINATION OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN, OR DETERMINED THAT THIS PRESENTATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. To the fullest extent permitted by law, in no circumstances will TKB, Wejo or any of their respective subsidiaries, shareholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Additional Information and Where to Find It In connection with the Potential Business Combination, TKB and Wejo intend to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all shareholders of TKB and Wejo. TKB and Wejo will also file other documents regarding the Potential Business Combination with the SEC. Before making any voting or investment decision, investors and security holders of TKB and Wejo are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Potential Business Combination as they become available because they will contain important information about the Potential Business Combination. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by TKB and Wejo through the website maintained by the SEC at www.sec.gov. The documents filed by TKB with the SEC also may be obtained free of charge upon written request to TKB Critical Technologies 1, 400 Continental Blvd, Suite 6000, El Segundo, CA 90245 or via email at ablatteis@tkbtech.com. The documents filed by Wejo with the SEC also may be obtained free of charge upon written request to Wejo Group Limited, ABC Building, 21-23 Quay Street, Manchester, M3 4A or via email at investor.relations@wejo.com. Industry and Market Data This Presentation has been prepared by TKB and Wejo and includes market data and other statistical information from third-party industry publications and sources as well as from research reports prepared for other purposes. Although TKB and Wejo believe these third-party sources are reliable as of their respective dates, none of TKB, Wejo, or any of their respective affiliates has independently verified the accuracy or completeness of this information and cannot assure you of (and make no representation or warranty, express or implied with respect to) the accuracy or completeness of such data or statistical information. Some data are also based on Wejo’s good faith estimates, which are derived from both internal sources and the third-party sources described herein. None of TKB, Wejo, their respective affiliates, or their respective directors, officers, employees, members, partners, shareholders or agents make any representation or warranty with respect to the accuracy of such information. Trademarks and Intellectual Property TKB and Wejo own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks. service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with TKB or Wejo, or an endorsement or sponsorship by or of TKB or Wejo. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that TKB, Wejo or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Participants in the Solicitation TKB, Wejo and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from TKB’s or Wejo’s shareholders in connection with the Potential Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Potential Business Combination and their ownership of TKB’s or Wejo’s securities, as applicable, are, or will be, contained in their respective filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Potential Business Combination may be obtained by reading the proxy statement/prospectus regarding the Potential Business Combination when it becomes available. You may obtain free copies of these documents as described above. Disclaimer (2/2)

© Wejo Ltd. Company Overview 4

Introduction to Wejo / TKB Critical Technologies I Opportunity

Wejo Team



Richard Barlow
Founder & CEO
lead



John Maxwell
CFO
Aquestive WIL RESEARCH

TKB Critical Technologies I Team



Philippe Tartavull
Executive Chairman
CompoSecure THALES IDEMIA
Hypercom Comverse/Xura



Angela Blatteis
Co-CEO & CFO
TGG The Gores Group



Greg Klein
Co-CEO
KleinPartners Capital Corp.
epec

TRANSACTION OVERVIEW	
Transaction Structure	• Wejo (NASDAQ: WEJO) has agreed to a business combination agreement with TKB Critical Technologies 1 (NASDAQ: USCTU) under which the TKB shareholders will receive a number of newly issued shares of a newly formed Bermuda holding company equal to $11.25 divided by the Company's weighted average stock price over a specific number of days • Post-closing: Wejo will remain listed on the NASDAQ under the ticker WEJO
Valuation & Ownership	• At closing, Wejo will have a post-money enterprise value between $122 million and $412 million, pending mutual agreement of both TKB and the Company • Current Wejo shareholders will roll 100% of their equity and retain 27-69% of the company based on the above transaction structure, the number of redemptions from the TKB trust, and other factors to be determined
Capital Structure	• Transaction expected to deliver up to $100M from TKB's trust account and a PIPE • The cash proceeds from the transaction will help fund Wejo's growth initiatives and position the company to execute on its strategic goals wejo
© Wejo Ltd.
5

© Wejo Ltd. Executive Summary Wejo is the clear leader in a high-growth market, has a track record of execution, has reached an inflection point of growth in the business, and with this transaction, has taken a major step towards being fully capitalized through cash flow breakeven Major Step Towards Full Capitalization to Cash Flow Breakeven Forefront of the Mobility Data Transformation Emerging Market Leader in Traffic Management Positioned for Accelerated Growth 6

© Wejo Ltd. 2022 Accomplishments Revenue Growth • Achieved 200-300% revenue growth for 2022 • Awarded four US state DoT contracts • Built first major OEM SaaS relationship • Pivot to higher margin solutions Cost Cutting • Reduced quarterly operating cash burn • Lower headcount with focus on ROI and revenue generating functions • Work with strategic partners and vendors to increase efficiency Capital Growth • Strong support from strategic partners Sompo, GM and others • '22 capital raised ~$30M as bridge capital while building long-term capital strategy Innovation • Announced development activities for: • Neural Edge • Autonomous Vehicle Operating System (AV-OS) • Electric Vehicle Operating System (EV-OS) • Our game-changing app, Real-Time Traffic Insights (RTTI) 7

© Wejo Ltd. 2023 Targets Revenue Growth • Continue 200-300% growth rate towards $20-30M revenue target • Starting year with ~$10M of 2023 revenue in backlog Cost Efficiency Focus • Focus on continued cost reduction, while driving revenue generation • Cloud and data costs as a percent of revenue continue to decline • Leverage strategic partnerships to accelerate product opportunities Capital Growth • Raise capital necessary to achieve cash flow break even in mid-2025 • Complete TKB combination and PIPE to raise up to $100M • Deploy additional short-term funding initiatives to provide bridge capital until the transaction closes Innovation & Market Expansion • Leverage new infotainment data for audience & media measurement • Launch US and Japan insurance products • Expand growth in US traffic market with RTTI and other insight tools 8

Wejo at a Glance



Location
Dynamics
Vehicle Status
Powertrain
Environment
Diagnostic
Camera
In-Cabin
Cloud Data Centers
Analytics
Data Collection
Data Processing
Data Analytics
wejo
$60B
Total Addressable Market (TAM) by 2030
Data Streams
Data Packages
Developer Interfaces
Mobile Apps
Web Apps
In-Car Apps
Government & Smart Cities
Civil Engineering
Traffic Management
Emergency Services
Toll Roads & Bridges
Parking & Fuel
Retail & Entertainment
Construction & Real Estate
Logistics & Distribution
Mapping & Navigation
Roadside Assistance
Car Sharing & Rental

Source: Ptolemus Consulting Group and Wejo management, total market size rounded to the nearest round number

9

© Wejo Ltd. CONNECTED VEHICLE DATA Wejo collects more data than the New York Stock Exchange on a daily basis At a Glance 10Metrics as December 31, 2022 20.1 TRILLION+ TOTAL VEHICLES 20.8 STRATEGIC INVESTORS FIELDS OF USE PENDING & GRANTED PATENTS 57+3 OEM, TIER 1, & FLEET PARTNERS 28 MILLION DATA POINTS INGESTED 13.9 VEHICLES LIVE ON PLATFORM 4 GEOGRAPHIES MILLION

© Wejo Ltd. Business Lines 11

© Wejo Ltd. Source: Ptolemus Consulting Group and Wejo management, total market size rounded to the nearest round number Wejo Holds a Leading Position in a $60 Billion Market 2021 Total Vehicles 16M 2022 Total Vehicles 20M+ Partnered with OEMs representing 30% of connected vehicles in the US 30% 12 Marketplace Data Solutions • Unique data supply focuses on non- auto customers like government and mapping providers • Leader in Traffic Management market with three additional target markets on the horizon 2030 TAM $30B • Customized data management solutions available to customers such as OEMs, Tier 1s and Fleet providers • Provides user-friendly visualization tools to analyze complex data sets and unlock unique insights in real-time Software & Cloud Solutions 2030 TAM $30B Connected Vehicle DATA OPTIMIZATION EDGE PROCESSING DATA SECURITY & PRIVACY DATA STANDARDIZATION Edge Processing is an expected future offering

Mobility Transformation Drives New Target Markets

wejo
Marketplace Data Solutions

Higher margin opportunities with mobility transformation

2023

Traffic	Audience & Media Measurement	End-to-End Insurance	Fleet Management Services
Microsoft, Department of Transportation, United States of America	iHeart RADIO, Nielsen	State Farm, GEICO	BOSCH, TOMTOM
Provides real-time traffic updates	Better understand the effectiveness of advertising products	Provides deep knowledge to inform risk and lower fraud claims	Improves operational efficiency
$3B	$2B	$5B	$850M

2024 and beyond

Remote Diagnostics	Roadside Assistance	Car Sharing & Rental	Payments
HELLA, Continental	AAA, Japan Automobile Federation	enterprise, Hertz	chargepoint, evconnect
$14B	$5B	$900M	$575M

Numbers illustrated in yellow reflect approximate 2030 TAM

This slide represents forward-looking opportunities

Source: Ptolemus Consulting Group and Wejo management, total market sizes are rounded wejo
© Wejo Ltd.
13

© Wejo Ltd. Wejo Solutions are Critical to Traffic Management Source: Ptolemus and Wejo management 14 Marketplace Data Solutions We believe we are a critical provider of real-time traffic insights in a $3 billion potential market Wejo’s platform improves accuracy and other mobility challenges in Traffic Management Can deliver a comprehensive solution that leverages historical data and real-time traffic insights Capable of addressing major structural mobility challenges such as improving emergency vehicles’ time to incident Wejo’s Real-Time Traffic Intelligence game-changing app creates new insights daily

Wejo's Next-Gen App: Real-Time Traffic Intelligence™

wejo Marketplace Data Solutions

APIs

wejo NEURAL EDGE

wejo RTTI™
Real-Time Traffic Intelligence

Real-time reporting of traffic and Traffic Incident Service

MARKETPLACES

- Mapping & Navigation
- Government & Municipalities
- Engineering & Construction
- Logistics

Total Miles Curated

waze	22 billion[1]
wejo	774 billion

x35

Wejo's RTTI solution marries historical data that covers 95% of US roads with accurate real-time traffic insights so customers can optimize traffic flow

1. https://www.cozyberries.com/waze-statistics-users-facts/

15

Insurance and Audience Measurement Addressable market opportunity worth almost $5 billion Low-quality data results in inadequate market solutions that focus solely on usage- based insurance Wejo’s offering will help reduce risk, validate claims, and prevent fraud, while reducing costs for both insurers and consumers End-to-End Insurance Audience & Media Measurement Addressable market opportunity worth almost $2 billion No current solutions measure the efficacy of media and its impact on driver behavior in real- time Wejo’s data and insights will provide timely insights on media effectiveness Source: Ptolemus and Wejo management 16 Wejo’s approach to Traffic Management is scalable and transferable Marketplace Data Solutions

Customer Testimonials “Wejo aligns with our mission to enable first responders through our groundbreaking NG9-1-1 intelligent crash data software. During 9-1-1 emergencies, seconds matter. “One of the things that I really appreciated with Wejo was getting access to actual radio listener data. With this platform, we know how many car radios were listening to our radio stations in our DMA, when they were listening, and for how long. No estimates. No surveys. Just real data.” “Wejo brings deep experience and expanded data and fleet management insights to Microsoft Connected Fleets. Wejo helps to significantly increase solution velocity and lower data acquisition cost by eliminating the need to fit new hardware to vehicles for fleet management, helping drive efficiencies and more value for customers.” - Lawrence E. Williams, CEO Roadside Telematics Corp - Jon Accarrino, VP of Transformation and Strategic Initiatives, Capitol Broadcasting Company 17 - Sanjay Ravi, General Manager, Automotive, Mobility, and Transportation, Microsoft

© Wejo Ltd. Innovative Solutions to Power OEM Competitiveness Software & Cloud Solutions DATA MANAGEMENT PRIVACY AND CONSENT SOLUTIONS SOFTWARE AND PLATFORM LICENSING IMPLEMENTATION OF CUSTOMIZED SOLUTIONS We are now recognizing revenue from a large North American OEM implementing data quality and privacy solutions 18 OEM Focused High Margin Addressable market opportunity worth over $30 billion OEMs can leverage Wejo insights in real-time to drive competitiveness, build brand loyalty, and enhance customer experience Wejo can offer solutions to OEMs to improve safety and support a better repair experience (i.e., Wejo’s insights can help lower the cost of recalls through vehicle monitoring) Executed on a platform with industry-leading scale and speed with a hyperfocus on security Strong Web Effect Source: Ptolemus and Wejo management

© Wejo Ltd. Competitive Advantages Wejo Advantage Wejo Competitors Accuracy & Coverage • Work with 6 of the top 10 US OEMs • 4 times more data than nearest competitor • No critical mass on OEM data Privacy & Trust • Trusted partner of global OEMs for provision of data regulatory and compliance solutions • Lack of trust in a market whereby data security & privacy at the forefront Importance of Real-Time • The only company that can process connected vehicle data in near real-time • Reliance on static data through mobile and batch data pulls Opportunity for Growth • Solutions are scalable and data is dynamic allowing for easy expansion into new product lines and markets • Nascent markets with unsuitable data for expansion 19

© Wejo Ltd. Financial Overview

© Wejo Ltd. Strong Operational Performance Fuels Accelerated Growth Profile Vehicles on Platform (M) Gross Bookings ($M) 21 Gross Bookings per Vehicle ($) Financial Metrics are as of September 30, 2022 YTD numbers may not add up due to rounding 2021 Live Vehicles 2022 Live Vehicles 2021 Total Vehicles 2022 Total Vehicles Q1 10.7 11.8 13.10 16.9 Q2 11.0 13.0 14.60 18.8 Q3 11.8 13.7 15.60 20.1 Net Revenue ($M) Annual Recurring Revenue ($M) 2021 2021 YTD 2022 2022 YTD Q1 0.31 0.31 0.57 0.57 Q2 0.54 0.85 1.62 2.18 Q3 0.35 1.20 2.57 4.75 2021 2022 Q1 3.1 4.5 Q2 4.1 6.2 Q3 4.4 7.2 2021 2022 Q1 0.48 1.18 Q2 0.69 1.39 Q3 0.77 1.11 2021 2021 YTD 2022 2022 YTD Q1 1.56 1.56 6.43 6.43 Q2 2.68 4.24 6.11 12.54 Q3 3.46 7.70 1.00 13.54 Total Contract Value ($M) 2021 2022 Q1 13.7 27.0 Q2 16.4 33.5 Q3 19.9 34.0

© Wejo Ltd. 2022 Company Guidance $2.6M $10M 2021A 2022E Net Revenue +200-300% $(67.7)M $(85M)-$(95M) 2021A 2022E Adjusted EBITDA Loss -26-40% Financial Metrics are as of September 30, 2022 Raised Guidance on July 28 from $(110M)-$(120M) to $(85M)-$(95M) Wejo is still in the process of closing its financial statements for FY 2022. Final net revenue will vary from guidance.

© Wejo Ltd. Target Operating Model at Scale $10M $20M - 30M $150M – 250M 2022E 2023 Guidance 2 - 3+ Years Net Revenue $(85)M – (95)M $(60)M –(70)M $25M-50M 2022E 2023 Guidance 2 - 3+ Years Adjusted EBITDA At scale gross margin of 70-80% and Adjusted EBITDA margin of 40-50% in 3+ years

Transaction Overview

Sources and Uses ($mn)	@ $0.50 offer price	@ $3.00 offer price
Cash in Trust and PIPE	$100.0	$100.0
Cash on B/S	14.7	14.7
Seller Rollover	58.0	348.2
Total Sources	**$172.7**	**$462.9**
Seller Rollover	$54.3	$348.2
Cash to Balance Sheet	99.3	99.3
Estimated Transaction Expenses	58.0	15.4
Total Uses	**$172.7**	**$462.9**

Pro Forma Valuation ($mn)	@ $0.50 offer price	@ $3.00 offer price
Share Price	$0.50	$3.00
x Pro Forma Shares Outstanding	431.6	146.1
Pro Forma Equity Value	**$215.8**	**$505.9**
- Pro Forma Cash(1)	99.3	99.3
+ Pro Forma Debt	36.0	36.0
Pro Forma Implied Enterprise Value	**$121.7**	**$411.8**
Multiples(2)		
EV / 2023E Net Revenue	4.0x	13.7x
EV / 2024E Net Revenue	1.2x	4.2x

Illustrative Pro Forma Ownership



21%
27%
52%
@ $0.50 offer price
9%
22%
69%
@ $3.00 offer price
Wejo Rollover Equity
SPAC Investors
TKB Sponsor

Key Highlights

- ✓ TKB will receive a number of newly issued shares of the newly formed Bermuda holding company equal to $11.25 divided by the Company's weighted average stock price over a 15 consecutive trading day period
  - Assumes collar range of $0.50-$3.00 and exchange ratios of 22.50-3.75, respectively
- ✓ Existing Wejo shareholders are rolling 100% of their equity
- ✓ Transaction is major funding step towards cash flow break even
- ✓ The transaction is expected to close in Q2 2023

Note: Overview excludes public and private warrants and assumes no redemptions.
(1) Net of transaction expenses.
(2) Per Wejo management projections.

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